UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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DSP Group, Inc.

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DSP GROUP, INC.

Notice of Annual Meeting of Stockholders

To Be Held May 24, 2006

To the Stockholders of DSP GROUP, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DSP Group, Inc., a Delaware corporation, will be held at the Company’s Israeli offices at 5 Shenkar Street, Herzeliya 46120 Israel, on Wednesday, May 24, 2006, at 9:00 a.m., local time, for the following purposes:

1. Election of Directors. To elect one Class III director, Patrick Tanguy, to serve until the 2009 annual meeting of stockholders or until his successor is elected and qualified;

2. Amendment and Restatement of the 1993 Director Stock Option Plan. To ratify and approve an amendment and restatement of the Company’s 1993 Director Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 1,130,875 shares to 1,380,875 shares;

3. Amendment and Restatement of the 1993 Employee Stock Purchase Plan. To ratify and approve an amendment and restatement to the Company’s 1993 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder from 700,000 shares to 1,000,000 shares;

4. Selection of Independent Auditors. To ratify the appointment of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditors for the year ending December 31, 2006; and

5. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement which is attached and made a part hereof.

Our board of directors has fixed the close of business on March 28, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

Whether or not you expect to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all of your shares will be voted. If you send in your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors,

/s/ Eliyahu Ayalon
Eliyahu Ayalon
Chief Executive Officer

Santa Clara, California

March 30, 2006

Mailed to Stockholders

on or about April 7, 2006

DSP GROUP, INC.

3120 Scott Boulevard

Santa Clara, California 95054

PROXY STATEMENT

FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

General Information

This proxy statement is furnished to the stockholders of DSP Group, Inc., a Delaware corporation, in connection with the solicitation by our board of directors of proxies in the accompanying form for use in voting at the annual meeting of stockholders to be held on May 24, 2006, at 9:00 a.m., local time, at the Company’s Israeli offices at 5 Shenkar Street, Herzeliya 46129 Israel, and any adjournment or postponement thereof. The shares represented by proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting.

Solicitation, Record Date and Voting Procedures

The solicitation of proxies will be conducted by mail and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of our common stock. We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. We have retained the services of D.F. King, a professional proxy solicitation firm, to assist in the solicitation of proxies; and we will pay approximately $7,500 for its services, in addition to a fee of $5 per call and reimbursement of its out-of-pocket expenses.

The close of business on March 28, 2006 has been fixed as the record date for determining the holders of shares of our common stock entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, we had 30,148,485 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority of these shares of our common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. An automated system administered by our transfer agent will tabulate votes cast by proxy and Bruce A. Mann, a partner at Morrison & Foerster LLP, the Company’s outside legal counsel, will act as inspector of elections to tabulate votes cast in person at the annual meeting. Each outstanding share of common stock on the record date is entitled to one vote on all matters.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the annual meeting. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a “no” vote on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained.

With respect to our proposal 1 of this proxy statement, the director nominee will be elected by a plurality of the votes of shares of our common stock represented and voted at the annual meeting, and abstentions and broker “non-votes” will have no effect on the outcome of the election of the director nominee. With respect to proposals

2, 3 and 4 of this proxy statement, the affirmative vote of a majority of shares of our common stock represented and voted at the annual meeting is required for approval. Abstentions will have the same effect as “no” votes on proposals 2, 3 and 4, whereas broker “non-votes” will have no effect on such proposals.

The Proxy

The persons named as proxy holders, Eliyahu Ayalon and Moshe Zelnik, were selected by our board of directors and currently serve as our executive officers.

All shares represented by each properly executed, unrevoked proxy received in time for the annual meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the common stock represented by the proxy will be voted as to the proposal for which no specification is given as follows: (1) FOR the election of the director nominees named in this proxy statement; (2) FOR the increase of 250,000 shares of common stock reserved for issuance under the Company’s 1993 Director Stock Option Plan; (3) FOR the increase of 300,000 shares of common stock reserved for issuance under the Company’s 1993 Employee Stock Purchase Plan; (4) FOR the ratification of the selection of Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, as our independent auditors for the 2006 fiscal year; and (5) with respect to any other matters that may come before the annual meeting, at the discretion of the proxy holders. We do not presently know of any other business to be conducted at the annual meeting.

Revocability of Proxy

If the shares of common stock are held in your name, you may revoke your proxy given pursuant to this solicitation at any time before the proxy card is voted by: (i) delivering to us (to the attention of Moshe Zelnik, our Secretary), at the address of our principle executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or (ii) attending the annual meeting and voting in person. If your shares are held in “street name,” you should follow the directions provided by your broker regarding how to revoke your proxy. Your attendance at the annual meeting after having executed and delivered a valid proxy card will not in and of itself constitute a revocation of your proxy. You will be required to give oral notice of your intention to vote in person to the inspector of elections at the annual meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our bylaws authorize the number of directors to be not less than five or more than nine. The number of directors on our board of directors is currently fixed at six. The board is divided into three classes: Class I, Class II and Class III. Each director serves a three-year term. The board is currently composed of three Class I directors (Messrs. Eliyahu Ayalon, Zvi Limon and Louis Silver), whose terms will expire at the annual meeting of stockholders to be held in 2007; two Class II directors (Messrs. Yair Seroussi and Yair Shamir), whose terms will expire at the annual meeting of stockholders to be held in 2008, and one Class III director (Mr. Patrick Tanguy), whose term will expire at this annual meeting. At each annual meeting of stockholders, directors will be elected for full terms of three years to succeed those directors whose terms are expiring.

At this annual meeting, the stockholders will elect one Class III director. Mr. Tanguy has been nominated to serve a three-year term, until the annual meeting of stockholders to be held in 2009, or until his successor is elected or appointed and qualified, or until his earlier resignation or removal. Our board has no reason to believe that Mr. Tanguy will be unable or unwilling to serve as a nominee or as a director if elected.

Class III Director Nominee

Patrick Tanguy has served as one of our directors since November 1999. Since February 2006, Mr. Tanguy has been the Chief Executive Officer of Prezioso S.A., an industrial coating and insulation specialist. Mr. Tanguy was also a partner at Copernic Industries, an investment and management company, from March 2005 to January 2006. From April 2004 to February 2006, Mr. Tanguy was the Chief Executive Officer of Monne-Decroix, a real estate development company. He served as Chief Executive Officer of Technal Group, an aluminum building systems company, from 1999 to March 2004. From May 1998 to September 1999, Mr. Tanguy served as a director of Hays DX France, an express transport services company. From August 1993 to April 1998, he served as the Chairman of Groupe DAFSA, a supplier of economic data and financial information about French companies.

Director Independence

Our board of directors has determined that the director nominee, Mr. Tanguy, is “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers.

Required Vote

The nominee will be elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted toward the nominee’s total.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE ELECTION OF THE DIRECTOR NOMINEE NAMED ABOVE.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our executive officers and directors as of March 1, 2006:

Name	Age	Position
Eliyahu Ayalon	63	Chairman of the Board of Directors and Chief Executive Officer
Tal Simchony	50	President
Boaz Edan	47	Chief Operating Officer
Moshe Zelnik	51	Chief Financial Officer and Secretary
Eli Fogel	58	Senior Vice President and Chief Technology Officer
Zvi Limon (1)(2)	47	Director
Yair Seroussi (2)(3)	50	Director
Yair Shamir (1)(2)	60	Director
Louis Silver (1)(3)	52	Director
Patrick Tanguy (2)(3)	45	Director

(1)	Member of the compensation committee
(2)	Member of the audit committee
(3)	Member of the nomination and corporate governance committee

Eliyahu Ayalon joined us in April 1996 as President, Chief Executive Officer and director. In January 2000, Mr. Ayalon was appointed to serve as Chairman of our board. Between April 2005 and January 2006, Mr. Ayalon stepped down as Chief Executive Officer and became our Executive Chairman. Mr. Ayalon resumed as our Chief Executive Officer in January 2006. Mr. Ayalon is also a member of the board of directors of CEVA, Inc., a developer and licensor of DSP cores and related platform-level IP to the semiconductor industry, as of November 2002, and was the Chairman until February 2005. Mr. Ayalon previously served as President and Chief Executive Officer of Mennen from May 1992 to April 1996. Mr. Ayalon is a member of the Board of Governors of the Technion-Israel Institute of Technology.

Tal Simchony joined us in February 2006 as President. Prior to joining us, Mr. Simchony was the Chief Executive Officer of Veraz Networks, a global provider of VoIP solutions based in San Jose, California, from January 2003 to December 2004. He was also the Vice President of Strategy at Veraz Networks from January 2005 to December 2005, Chairman and Chief Executive Officer of ECI NGTS Ltd., formerly a subsidiary of ECI Telecom and VoIP gateway and compression equipment provider, from January 2001 to December 2002, and Executive Vice President & Chief Operating Officer of ECI Telecom, a provider of telecommunications equipment, from January 1999 to December 2000.

Boaz Edan joined us in May 1999 as Vice President, Operations and served as Senior Vice President, Products Division Manager until October 2002 whereby he became our Chief Operating Officer. Mr. Edan previously served as Material Director of Tower Semiconductor Ltd., a foundry manufacturer of semiconductor integrated circuits, from 1996 to May 1999.

Moshe Zelnik joined us in May 1999 as Vice President of Finance, Chief Financial Officer and Secretary. Mr. Zelnik is currently our Chief Financial Officer and Secretary. Mr. Zelnik previously served as Senior Vice President and Chief Financial Officer of Mennen from May 1994 to April 1999.

Eli Fogel joined us in July 2003 as Senior Vice President & Chief Technology Officer. Mr. Fogel served as Senior Vice President for Engineering & Chief Technology Officer at DSP Communication from 1996 to 1999 (later acquired by Intel). At Intel, Mr. Fogel served as the Chief Technology Officer of the Cellular Communication Division.

Zvi Limon has served as one of our directors since February 1999 and is also the Chairman of our audit committee. Since 1998, Mr. Limon has been a partner at Magnum Communications Fund, an investment fund. He served as Chairman of Limon Holdings Ltd., a consulting and investment advisory firm, from October 1993 to July 2000. The Company elected and agreed to nominate Mr. Limon to the board of directors as a representative of Magnum Technology, Ltd. under certain conditions pursuant to the terms of a stock purchase agreement, dated February 11, 1999, with Magnum, filed as an exhibit to our quarterly report on form 10-Q for the quarter ended March 31, 1999. Since November 2002, Mr. Limon is also a member of the board of directors of CEVA, Inc., and of several private companies, including GVT Holdings NV, the parent company of Global Village Telecom in Brazil.

Yair Seroussi has served as one of our directors since February 2002. Mr. Seroussi is currently the Managing Director of Amdeal Holdings Ltd., an entity acting as the advisory director of Morgan Stanley in charge of its activities in Israel since 1993. Since 2002, Mr. Seroussi also has served as Chairman of Eyal Microwave, a designer and manufacturer of microwave applications. Mr. Seroussi also serves as a director of Israel Corp., an Israeli holding company; Frutarom Industries, a multinational flavor and fragrance house; and Aspen Real Estate, a real estate company, each of which is traded on The Tel-Aviv Stock Exchange. Mr. Seroussi is also on the Board of Governors of the Hebrew University.

Yair Shamir has served as one of our directors since October 1996 and is also the Chairman of our compensation committee. Mr. Shamir serves as Chairman of I.A.I. (Israel Aircraft Industries) since July 2005 and is Chairman of Catalyst Fund L.P., an Israeli Venture Capital firm since 2000. Mr. Shamir is also Chairman of Shamir Optical Industry Ltd, a leading designer, manufacturer and distributor of progressive spectacle lenses for presbyopia since August 2005. Mr. Shamir was the Chairman of El-Al, Israel Airlines from April 2004 to January 2005. From 1997 to date, He serves as Chairman of VCON Telecommunications Ltd., a developer and marketer of video conference systems and was its CEO from 1997 to 2005. Mr. Shamir currently serves as a director of Mercury Interactive, a provider of performance management solutions; and Orckit Communications, Limited, a developer and manufacturer of local loop communications systems.

Louis Silver has served as one of our directors since November 1999 and is also the Chairman of our nomination and corporate governance committee. Mr. Silver is a Principal of RP Capital Group (“RPC”) and has served as an advisor to RPC since April 2005. From January 2005 until January 2006, Mr. Silver acted as a private banking consultant. From August 2002 until April 2005, Mr. Silver acted as a legal and business development advisor to companies and individuals. From September 1996 until June 2002, Mr. Silver served as an advisor and counsel to Discount Bank & Trust Company. Since April 2002, he has served as a member of the board of directors of CEVA, Inc. and since December 2005, he has served as a member of the Board of Directors of Scopus Video Networks Ltd. a developer of digital video networking products.

Patrick Tanguy. See Proposal 1.

Director Independence

Our board of directors has determined that all non-employee directors of the board, consisting of Messrs. Limon, Seroussi, Shamir, Silver and Tanguy, are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers. In making this determination, our board of directors considered transactions and relationships between each director or his or her immediate family and the company and our subsidiaries, including those reported in the section below captioned, “Certain Relationships and Related Transactions.” The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. As a result of this review, our board affirmatively determined, based on its understanding of such transactions and relationships, that all of our non-employee directors are independent of the company and, therefore, a majority of the members of our board is independent, under the standards set forth by the NASDAQ rules.

Relationships Among Directors or Executive Officers

There are no family relationships among any of our directors or executive officers.

Meetings and Committees of the Board of Directors

During 2005, our board of directors met six times in meetings or telephonically and acted by unanimous written consent once. No director attended fewer than 75% of the aggregate of either (i) the total number of board meetings held during the period for which he was a director, or (ii) the total number of committee meetings of the board held in 2005 on which he served. In light of the geographic dispersion of our directors, the directors’ attendance at the annual meeting of stockholders is encouraged but not required. Director attendance at each annual stockholder’s meeting will be posted on our web site at www.dspg.com. It is also the policy of our board that at the conclusion of each meeting of the board that the independent directors shall meet separately with no members of management present, and that the Chairman of our nomination and corporate governance committee shall act as the chair of such meetings of the independent directors.

Compensation Committee

The compensation committee met four times in meetings or telephonically in 2005. The compensation committee currently consists of Messrs. Limon, Shamir and Silver. Our board of directors has determined that all current members of the compensation committee are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers. The committee’s functions are to establish and apply our compensation policies with respect to our executive officers. Additional duties and powers of the compensation committee are set forth in its charter, which was adopted and approved in January 2005, and a copy of which is available on our website at www.dspg.com.

Audit Committee

The audit committee met five times in meetings or telephonically in 2005. The audit committee currently consists of Messrs. Limon, Seroussi, Shamir and Tanguy. The audit committee is directly responsible for the appointment, compensation, retention and oversight of our independent auditors. In addition, the audit committee is responsible for approving the audit and non-audit services performed by our independent auditors and for reviewing and evaluating our accounting principles and our system of internal accounting controls. Additional duties and powers of the audit committee are set forth in its amended and restated charter, which was adopted and approved in November 2002 and further amended in July 2003 and January 2005, and a copy of which is available on our website at www.dspg.com. The audit committee has also established procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

After considering transactions and relationships between each member of the audit committee or his immediate family and the company and our subsidiaries and reviewing the qualifications of the members of the audit committee, our board of directors has determined that all current members of the audit committee are (1) ”independent” as that term is defined in Section 10A of the Exchange Act; (2) “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers; and (3) financially literate and have the requisite financial sophistication as required by the NASDAQ rules applicable to issuers listed on the NASDAQ National Market. Furthermore, our board of directors has determined that Mr. Tanguy qualifies as an audit committee financial expert, as defined by the applicable rules of the Exchange Act, pursuant to the fact that, among other things, he is currently the Chief Executive Officer of Prezioso S.A., and was the Chief Executive Officer of Monne-Decroix and Technal Group, and in those capacities has acquired the relevant experience and expertise and has the attributes set forth in the applicable rules as being required for an audit committee financial expert.

Nomination and Corporate Governance Committee

The nomination and corporate governance committee met three times in meetings or telephonically in 2005. The nomination and corporate governance committee consists of Messrs. Seroussi, Silver and Tanguy. Our board of directors has determined that all current members of the nomination and corporate governance committee are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers. The nomination and corporate governance committee is to assist the board in all matters relating to the establishment, implementation and monitoring of policies and processes regarding the recruitment and nomination of candidates to the board and committees of the board, and the development, evaluation and monitoring of our corporate governance processes and principles. The committee also is responsible for developing, implementing and monitoring compliance of our code of business conduct and ethics and making recommendations to the board of revisions to the code from time to time as appropriate. Additional duties and powers of the nomination and corporate governance committee are set forth in its charter, which was adopted and approved in January 2005, and a copy of which is available on our website at www.dspg.com.

Qualifications of Directors

Our board of directors has not established any special qualifications or any minimum criteria for director nominees. In considering candidates for the board, the nomination and corporate governance committee will consider the entirety of each candidate’s credentials. However, as specified in the charter for the nomination and corporate governance committee, the nomination and corporate governance committee shall consider certain qualifications such as the nominee’s personal and professional integrity, ability, judgment, broad experience in business, finance or administration, familiarity with our industry, ability to serve the long-term interests of our stockholders and sufficient time available to devote to our affairs. The nomination and corporate governance committee will also use its best efforts to seek to ensure that the composition of our board of directors at all times adheres to the independence requirements applicable to companies listed on the NASDAQ National Market, as well as other regulatory requirements applicable to us.

Director Nomination Process

We do not have a formal director nomination process.

Continuing Directors

Generally, the nomination and corporate governance committee identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for renomination. The nomination and corporate governance committee will balance the value of continuity of service by existing members of the board with that of obtaining a new perspective.

New Directors

Generally, once a need to add a new board member is identified, the nomination and corporate governance committee will initiate a search by working with staff support, seeking input from board members and senior management and hiring a consultant or search firm, if necessary. After a slate of possible candidates is identified, members of the nomination and corporate governance committee, other members of the board and senior management have the opportunity to interview the prospective candidate(s). The remaining members of the board who do not interview the prospective candidate(s) are kept informed of the progress. The nomination and corporate governance committee ultimately recommends the best candidate(s) the committee members determine after the selection process for approval by the full board.

Compensation of Directors

Directors who are also employees do not receive any additional compensation for their services as directors. Directors who are not employees receive an annual retainer of $32,000, payable in quarterly installments of $8,000 each. The retainer contemplates attendance at four board meetings per year. Additional board meetings of a face-to-face nature are compensated at a rate of $1,000 per meeting. In addition, committee meetings of a face-to-face nature and on a telephonic basis are compensated at a rate of $1,000 per meeting. All directors are reimbursed for expenses incurred in connection with attending board and committee meetings.

Each of our non-employee directors is also entitled to participate in our 1993 Director Stock Option Plan. The director option plan provides for the grant of non-statutory options to our non-employee directors. The director option plan is designed to work automatically; however, to the extent administration is necessary, it will be provided by our board of directors. The director option plan provides that each eligible director is granted an option to purchase 30,000 shares of our common stock on the date on which he first becomes a director (the “First Option”). Thereafter, each non-employee director is granted a subsequent option to purchase 15,000 shares of our common stock on January 1 of each year if, on such date, he shall have served on our board of directors for at least six months (a “Subsequent Option”). In addition, an additional option to purchase 15,000 shares of our common stock (a “Committee Option”) is granted on January 1 of each year to each non-employee director for each committee of the board on which he shall have served as a chairperson for at least six months.

On January 1, 2005, each of Messrs. Limon, Shamir, Seroussi, Silver and Tanguy was granted a Subsequent Option (15,000), at an exercise price of $22.33 per share, under the 1993 Director Stock Option Plan. Additionally, each of Messrs. Limon, Shamir and Silver also was granted a Committee Option (15,000) for their services as the chairperson of the audit committee, compensation committee and nomination and corporate governance committee, respectively, at an exercise price of $22.33 per share, under the director option plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file initial reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission. Copies of these reports are also required to be delivered to us.

We believe, based solely on our review of the copies of such reports received or written representations from the Reporting Persons, that during the fiscal year ended December 31, 2005, all Reporting Persons complied with all applicable filing requirements.

Communications with the Board

Our board of directors believes that full and open communication between stockholders and members of our board is in our best interests and the best interests of our stockholders. Stockholders can contact any director or committee of the board by writing to the Chairman of the nomination and corporate governance committee, c/o DSP Group, Inc., 3120 Scott Boulevard, Santa Clara, CA 95054. The Chairman of the nomination and corporate governance committee will determine the extent to which such stockholder communications should be disseminated to other members of the board and what response, if any, should be made to such communications. Comments or complaints relating to our accounting, internal accounting controls or auditing matters may be referred directly to our audit committee by writing to the Chairman of the audit committee, c/o DSP Group, Inc., 3120 Scott Boulevard, Santa Clara, CA 95054. In view of recently adopted disclosure requirements by the Securities and Exchange Commission related to stockholder communications, the nomination and corporate governance committee may consider development of more specific procedures.

Stockholder Proposals

The nomination and corporate governance committee will consider stockholder proposals properly submitted to us, including recommendations of qualified director nominee(s), in accordance with the procedures set forth below. In order to have a proposal considered by the nomination and corporate governance committee for the 2007 annual meeting, a stockholder must submit its proposal and other relevant information in writing to the attention of our Secretary at our principle executive offices no later than December 7, 2006. The stockholder must submit the following relevant information: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (2) the name and address, as they appear on our books, of the stockholder proposing such business; (3) the class and number of shares of our common stock which are beneficially owned by the stockholder; (4) any material interest of the stockholder in such business; and (5) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in the stockholder’s capacity as a proponent to the proposal.

With respect to recommendations of director nominee(s), the stockholder must submit the following relevant information in writing to the attention of our secretary at its principle executive offices no later than December 7, 2006: (1) the name, age, business and residence address of the prospective candidate; (2) a brief biographical description of the prospective candidate, including employment history for the past five years, and a statement of the qualifications of the prospective candidate; (3) the class and number of shares of our common stock, if any, which are beneficially owned by the prospective candidate; (4) a description of all arrangements or understandings between the stockholder and the prospective candidate pursuant to which the nomination is to be made by the stockholder if the stockholder and the prospective candidate are different individuals; (5) the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement; and (6) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. Once the nomination and corporate governance committee receives the stockholder recommendation, it may deliver to the prospective candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the nomination and corporate governance committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated.

The nomination and corporate governance committee will not evaluate candidates differently based on who has made the proposal. The committee will consider candidates for the board from any reasonable source, including stockholder recommendations. The committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms were used for the slate of director nominees at this annual meeting since all directors nominated are for re-election, and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.

Greater detail about the submission process for stockholder proposals are set forth in our bylaws, a copy of which may be obtained by making a written request to our Secretary at the address of our principal executive offices.

We have not received a director nominee recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of our common stock.

Code of Business Conduct and Ethics

Our board of directors adopted a code of business conduct and ethics in July 2003 and further amended it in January 2005. This code applies to all of our employees and is posted on our web site at www.dspg.com. The code satisfies the requirements under the Sarbanes-Oxley Act of 2002, as well as NASDAQ rules applicable to issuers listed on the NASDAQ National Market. The code, among other things, addresses issues relating to conflicts of interests, including internal reporting of violations and disclosures, and compliance with applicable laws, rules and regulations. The purpose of the code is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that our business is conducted in a legal and ethical manner. Any waivers to the code with respect to our executive officers and directors may be granted only by the audit committee. Any waivers to the code with respect to the remainder of the employees may be granted by the corporate compliance officer, which is currently our Chief Financial Officer. Any waivers to the code and any amendments to the code applicable to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller or persons performing similar functions, will be posted on our web site. Our audit committee has also established procedures for (a) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of March 1, 2006, by (i) each stockholder known to us to own beneficially more than 5% of our common stock; (ii) each of our directors; (iii) the Named Executive Officers; and (iv) all of our directors and executive officers as a group.

Name of Beneficial Owner (1)	Shares Beneficially Owned (2)	Approximate Percent Beneficially Owned (3)
FMR Corp. and affiliated entities 82 Devonshire Street Boston, Massachusetts 02109 (4)	2,137,070	7.09%
Dalton, Greiner, Hartman, Maher & Co LLC 565 Fifth Avenue, Suite 2101 New York, NY 10017 (5)	1,619,390	5.38%
CAM North America, LLC Salomon Brothers Asset management Inc. Smith Barney Fund Management LLC TIMCO Asset Management Inc. 399 Park Avenue New York, NY 10022 (6)	1,559,471	5.18%
Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202 (7)	1,539,200	5.11%
Eliyahu Ayalon (8)	346,250	1.14%
Tal Simchony	—	*
Inon Beracha (9)	37,500	*
Boaz Edan (10)	141,249	*
Moshe Zelnik (11)	77,632	*
Eli Fogel (12)	63,750	*
Zvi Limon (13)	112,234	*
Yair Seroussi (14)	47,621	*
Yair Shamir (15)	49,318	*
Louis Silver (16)	108,661	*
Patrick Tanguy (17)	91,590	*
All directors and executive officers as a group (11 persons) (18)	1,075,805	3.45%

*	Less than 1%
(1)	Except as otherwise indicated, the address of each of the executive officers and directors is c/o DSP Group, Inc., 3120 Scott Boulevard, Santa Clara, California 95054.
(2)	To our knowledge, except as set forth in the footnotes to this table, and subject to applicable community property laws, each person named in this table has sole voting and investment power with respect to the shares set forth opposite such person’s name.
(3)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities. Shares of our common stock, subject to options currently exercisable or that will become exercisable within 60 days of March 1, 2006 are deemed outstanding for computing the percentage of the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Percentages are based on 30,124,528 shares of our common stock outstanding as of March 1, 2006.
(4)	Based on a Schedule 13G filed by FMR Corp. on February 14, 2006, with the Securities and Exchange Commission on behalf of itself, Edward C. Johnson, III (Chairman of FMR Corp.), Fidelity Management

and Research Company and Fidelity Management Trust Company and Fidelity International Limited, as a reporting group. Fidelity Management and Research Company reported beneficial ownership of 1,928,470, Fidelity Management Trust Company reported beneficial ownership of 102,600 and Fidelity International Limited reported beneficial ownership of 106,000.

(5)	Based on a Schedule 13G filed by Dalton, Greiner, Hartman, Maher & Co LLC on February 10, 2006, with the Securities and Exchange Commission.
(6)	Based on a Schedule 13G filed by CAM North America, LLC, Salomon Brothers Asset Management Inc., Smith Barney Fund Management LLC and TIMCO Asset Management Inc., as a reporting group, on February 14, 2006, with the Securities and Exchange Commission. CAM North America, LLC reported beneficial ownership of 116,600 shares. Salomon Brothers Asset Management LLC reported beneficial ownership of 6,700 shares. Smith Barney Fund Management LLC reported beneficial ownership of 1,433,000 shares. TIMCO Asset Management Inc. reported beneficial ownership of 3,171 shares.
(7)	Based on a Schedule 13G filed by Artisan Partners Limited Partnership on January 27, 2006, with the Securities and Exchange Commission.
(8)	Includes 346,250 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(9)	Represents 37,500 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(10)	Represents 141,249 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(11)	Represents 77,632 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(12)	Represents 63,750 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(13)	Represents 112,234 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(14)	Represents 47,621 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(15)	Represents 49,318 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(16)	Includes 1,000 shares of our common stock held by the Adrienne Silver Trust of which Mr. Silver disclaims beneficial ownership and 107,661 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(17)	Represents 91,590 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.
(18)	See footnotes (8) through (17). Includes 1,074,805 shares of our common stock subject to options that are currently exercisable or will become exercisable within 60 days of March 1, 2006.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2005.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,929,132	$24.08	343,693	(1)
Equity compensation plans not approved by security holders (2)	5,734,332	$21.66	297,727
Total	7,663,464	$22.27	641,420	(1)

(1)	The amount includes 66,000 shares of common stock available for future issuance under our 1993 Employee Stock Purchase Plan.
(2)	Neither the 1998 Non-Officer Employee Stock Option Plan nor the 2003 Israeli Share Option Plan was previously approved by our stockholders. The total number of shares of common stock available for the grant of options under the 2003 plan is increased on the first day of each calendar year beginning in 2004 by a number of shares equal to three percent of the number of shares of our common stock outstanding as of such date or a lesser number as determined by the administrator of the plan. Furthermore, in 2004, we granted stock options to purchase a total of 239,000 shares of common stock outside of stockholder-approved stock option plans in connection with our acquisition of the Wi-Fi assets of Bermai, Inc.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth the total compensation of our Named Executive Officers as of December 31, 2005 who are the Executive Chairman of the Board of Directors, Chief Executive Officer and our three other most highly compensated executive officers whose total salary and bonus exceeded $100,000 during the 2005 fiscal year. There were no other executive officers whose total salary and bonus exceeded $100,000 during the 2005 fiscal year. The following table also summarizes the total compensation earned by each Named Executive Officer for our fiscal years 2003, 2004 and 2005.

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary (1)	Bonus (2)	Securities Underlying Options
Eliyahu Ayalon (3) Executive Chairman of the Board	2005 2004 2003	$465,000 532,000 607,000	$660,000 500,000 700,000	110,000 — 500,000	(6)(7) (6)(7)

Inon Beracha (4) Chief Executive Officer	2005 2004 2003	$256,000 116,000 —	$160,000 80,000 —	120,000 120,000 —

Boaz Edan Chief Operating Officer	2005 2004 2003	$224,000 227,000 274,000	$200,000 150,000 200,000	54,000 — 300,000	(6)(7) (6)(7)

Moshe Zelnik Vice President, Finance Chief Financial Officer and Secretary	2005 2004 2003	$192,000 162,000 176,000	$80,000 80,000 104,000	18,000 — 70,000	(6)(7) (6)

Eli Fogel (5) Senior Vice President and Chief Technology Officer	2005 2004 2003	$204,000 206,000 78,000	$100,000 90,000 60,000	27,000 — 120,000

(1)	The salaries of officers located in Israel include social benefit payments and car allowances. Social benefits in Israel include the national insurance payments made by us in accordance with Israeli law.
(2)	Our executive officers are eligible for annual cash bonuses. Such bonuses are generally based upon achievement of corporate performance objectives determined by the compensation committee. Bonuses are awarded by the compensation committee based upon individual, as well as corporate performance. We pay bonuses in the year following the year the bonuses were earned.
(3)	Mr. Ayalon was our Chief Executive Officer for all of fiscal years 2003 and 2004. Mr. Ayalon became our Executive Chairman in April 2005. Mr. Ayalon resumed as our Chief Executive Officer in January 2006.
(4)	Mr. Beracha became an executive officer of our company in June 2004, and became our Chief Executive Officer in April 2005. His salary and bonus for 2004 were prorated for the year. Mr. Beracha resigned as our Chief Executive Officer in January 2006.
(5)	Mr. Fogel became an executive officer of our company in January 2005. Mr. Fogel joined the Company in July 2003, and his salary and bonus were prorated for that year.
(6)	The Company’s past practice was to grant options to its officers at the beginning of each year. Due to Israeli tax optimization considerations, options to purchase 250,000, 150,000 and 20,000 shares of common stock were granted to Messrs. Ayalon, Edan and Zelnik, respectively, in December 4, 2003 rather than January 2004.
(7)	In March 2004, Messrs. Ayalon and Edan voluntarily surrendered to the Company for cancellation an option to purchase 125,000 and 75,000 shares of common stock, respectively, which was a portion of the option granted to them on December 4, 2003.

We did not include in the foregoing table for each Named Executive Officer the aggregate value of such benefits which cannot be precisely ascertained but which is the lesser of either (a) 10% of the salary and bonus paid to such executive officer, or (b) $50,000.

Option Grants

The following table sets forth certain information with respect to stock options granted to each of our Named Executive Officers during 2005. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

Option Grants in 2005

Individual Grants

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2005 (5)	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Eliyahu Ayalon (1)(3)	110,000	8.75%	$23.88	7/4/2012	$1,252,013	$2,745,034
Inon Beracha (2)(4)	120,000	9.55%	$25.20	4/19/2012	$1,207,432	$2,836,182
Boaz Edan (1)(4)	54,000	4.30%	$23.88	7/4/2012	$614,625	$1,347,562
Moshe Zelnik (1)(4)	18,000	1.43%	$23.88	7/4/2012	$204,875	$449,187
Eli Fogel (1)(4)	27,000	2.15%	$23.88	7/4/2012	$307,312	$673,781

(1)	These options were granted under our 2003 Share Option Plan.
(2)	These options were granted under our 2001 Stock Incentive Plan.
(3)	25% of the shares of common stock subject to the option grant vest on the grant date and 25% each year thereafter.
(4)	25% of the shares of common stock subject to the option grant vest on the one-year anniversary of the date of the grant and 6.25% each quarter thereafter.
(5)	Calculated based on options to purchase a total of 1,256,500 shares of our common stock granted to our employees and directors during 2005.
(6)	Calculated on the basis of the closing price of our common stock as reported on the NASDAQ National Market on December 30, 2005 of $25.06 per share, minus the exercise price.

Option Exercises and Option Values

The following table sets forth information concerning option exercises during 2005 and the aggregate value of unexercised options at December 31, 2005 held by each of the Named Executive Officers.

Aggregated Option Exercises in 2005

and Option Values at December 31, 2005

	Aggregate Option Exercises in 2005		Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005 (1)
	Shares Acquired on Exercise	Value Realized (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Eliyahu Ayalon	107,400	922,965	696,250	176,250	2,860,589	642,350
Inon Beracha	—	—	37,500	202,500	117,750	259,050
Boaz Edan	93,303	823,896	218,119	146,278	943,875	542,400
Moshe Zelnik	36,688	294,942	124,237	49,160	413,566	199,554
Eli Fogel	—	—	67,500	79,500	88,425	100,635

(1)	Calculated on the basis of the closing price of our common stock as reported on the NASDAQ National Market on December 30, 2005 of $25.06 per share, minus the exercise price.
(2)	Calculated on the basis of the broker’s reported sale price of our common stock subject to the option, minus the exercise price.

Employment Agreements

The following Named Executive Officers have written employment agreements with us: Messrs. Ayalon, Beracha, Edan, Zelnik and Fogel.

In April 1996, Mr. Ayalon entered into an employment agreement with DSP Group, Ltd., our wholly-owned subsidiary in Israel (“DSP Israel”), pursuant to which Mr. Ayalon was to serve as our President and Chief Executive Officer. The term of the agreement is indefinite. Effective January 1, 2003, Mr. Ayalon’s annual salary was increased to $350,000, subject to adjustment from time to time. Mr. Ayalon is also entitled to an annual bonus, the amount of which is determined in the sole discretion of the board. The agreement may be terminated by us or Mr. Ayalon, without cause (as defined in the agreement), upon a six-month advance written notice. Mr. Ayalon’s employment agreement was amended in November 1997 to provide for the following: (i) Mr. Ayalon’s base compensation shall be fixed at the commencement of each year, but shall not be subject to reduction during the term of the agreement, (ii) if Mr. Ayalon terminates the agreement without good reason or if we terminate the agreement for cause, then no further payments shall be made to Mr. Ayalon pursuant to the agreement and he shall be subject to a one-year prohibition against competition in addition to the customary prohibitions against disclosure of trade secrets, (iii) upon our change of control or if the agreement is terminated by Mr. Ayalon for good reason or by us without cause, then all rights of Mr. Ayalon under the agreement would continue for two years and all options held by Mr. Ayalon shall accelerate and immediately vest and be exercisable in whole or in part at any time during the remaining two-year term of the agreement, and (iv) in the event of death or permanent disability of Mr. Ayalon, all options shall accelerate and immediately vest. The board further amended Mr. Ayalon’s agreement in April 2000 to provide that if Mr. Ayalon terminates the agreement voluntarily at any time, provided that he gives a 12-months advance written notice, all options held by Mr. Ayalon shall be fully vested six months after the date of the notice. Additionally, these amendments provided that all vested options held by Mr. Ayalon upon the date of his cessation of employment with us for any reason shall be exercisable for a period of two years. In April 2005, Mr. Ayalon resigned his position as Chief Executive Officer and became our Executive Chairman. In January 2006, Mr. Ayalon resumed his position as our Chief Executive Officer.

In June 2004, Mr. Beracha entered into an employment agreement with DSP Israel, pursuant to which Mr. Beracha is to serve as our Senior Vice President and DECT Division Manager. The term of the agreement is indefinite. Effective April 1, 2005, and in connection with his appointment as our new Chief Executive Officer, Mr. Beracha’s annual salary was increased to $200,000, subject to adjustment from time to time. Mr. Beracha also is entitled to an annual bonus, the amount of which is determined in our sole discretion. The agreement may be terminated by us or Mr. Beracha upon a 90-days advance written notice. However, we have the right to terminate Mr. Beracha’s employment without prior notice under specified circumstances. In such a case, Mr. Beracha shall be paid the amount due to him under the prior notice period at the rate of his then current salary for such period. In January 2006, Mr. Beracha resigned as our Chief Executive Officer.

In May 1999, Mr. Edan entered into an employment agreement with DSP Israel, pursuant to which Mr. Edan is to serve as our Vice President of Operations. As of October 2002, Mr. Edan became our Chief Operating Officer and his annual salary was increased to U.S. $160,000, subject to adjustment from time to time. The term of the agreement is indefinite. Mr. Edan also is entitled to an annual bonus, the amount of which is determined in our sole discretion. The agreement may be terminated by us or Mr. Edan upon a 90-day advance written notice. However, we have the right to terminate Mr. Edan’s employment without prior notice. In such a case, Mr. Edan shall be paid the amount due to him under the prior notice period at the rate of his then current salary for such period. In July 2003, we agreed to amend all of Mr. Edan’s outstanding option agreements to provide that in the event of his termination by us without cause, all of his options would vest upon termination and could be exercised for a period of two years following termination. Also, in the event Mr. Edan’s employment was terminated because of his death or permanent disability, all of his options would accelerate and immediately vest.

In May 1999, Mr. Zelnik entered into an employment agreement with DSP Israel, pursuant to which Mr. Zelnik is to serve as our Vice President, Finance and Chief Financial Officer. The term of the agreement is indefinite. Effective April 1, 2005, Mr. Zelnik’s annual salary was increased to $140,000, subject to adjustment from time to time. Mr. Zelnik also is entitled to an annual bonus, the amount of which is determined in our sole discretion. The agreement may be terminated by us or Mr. Zelnik upon a 90-days advance written notice. However, we have the right to terminate Mr. Zelnik’s employment without prior notice under specified circumstances. In such a case, Mr. Zelnik shall be paid the amount due to him under the prior notice period at the rate of his then current salary for such period.

In July 2003, Mr. Fogel entered into an employment agreement with DSP Israel, pursuant to which Mr. Fogel was to serve as our Senior Vice President and Chief Technology Officer. Mr. Fogel became an executive officer in January 2005. The term of the agreement is indefinite. Effective July 2003, Mr. Fogel’s annual salary is $147,000, subject to adjustment from time to time. Mr. Fogel also is entitled to an annual bonus, the amount of which is determined in our sole discretion. The agreement may be terminated by us or Mr. Fogel upon two-months advance written notice. However, we have the right to terminate Mr. Fogel’s employment without prior notice under specified circumstances. In such a case, Mr. Fogel shall be paid the amount due to him under the prior notice period at the rate of his then current salary for such period.

Compensation Committee Interlocks and Insider Participation

Our compensation committee during 2005 consisted of Messrs. Limon, Shamir and Silver; Mr. Shamir served as its Chairman. No member of this committee is a present or former officer or employee of the company or any of our subsidiaries. Mr. Silver is a member of the board of directors and a member of the compensation committee of the board of CEVA, Inc. and Mr. Ayalon, our Chairman of the board of directors and Chief Executive Officer, is a member of the board of directors of CEVA, Inc. Other than as noted with respect to Mr. Ayalon, none of our executive officers served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of our board or compensation committee.

Compensation Committee Report on Executive Compensation

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Exchange Act of 1934 that might incorporate future filings, including this proxy statement, with the Securities and Exchange Commission, in whole or in part, the following report and the stock performance graph that follows shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The compensation committee of the Company’s board of directors, which is comprised solely of independent, non-employee board members, has the authority and responsibility to establish the overall compensation strategy for the Company, including reviewing, analyzing and approving the compensation structure for our Chief Executive Officer, our executive and non-executive officers and other key employees each fiscal years; and administer the Company’s incentive compensation and benefit plans, 401(k) plans, and stock option and purchase plans. Messrs. Limon, Shamir and Silver were the members of the compensation committee in fiscal year 2005.

Compensation Policy.    The Company’s compensation policy, as established by the compensation committee, states that the executive officers’ total annual cash compensation should vary with the performance of the Company and that long-term incentives awarded to such officers should be aligned with the interest of the Company’s stockholders. The Company designed its executive compensation program to attract and retain executive officers who will contribute to the Company’s long-term success, to reward executive officers who contribute to the Company’s financial performance and to link executive officer compensation and stockholder interests through the grant of stock options under the 2001 Stock Incentive Plan (the “2001 Stock Plan”) and the 2003 Stock Incentive Plan (the “2003 Stock Plan”).

Compensation of the Company’s executive officers consists of three principal components: salary, bonus and long-term incentive compensation consisting of stock option grants.

Salary.    The base salaries of the Company’s executive officers are reviewed annually and are set by the compensation committee. When setting base salary levels, in a manner consistent with the compensation committee’s policy outlined above, the committee considers competitive market conditions for executive compensation, the Company’s performance and the performance of the individual executive officer.

Bonus.    For the fiscal year ended December 31, 2005, the compensation committee evaluated the performance of, and set the bonuses payable to, the Chief Executive Officer and the other executive officers of the Company. The performance factors utilized by the compensation committee in determining whether bonuses should be awarded to the Company’s executive officers included the following: (1) increased sales of the Company’s products and changes in profitability of the Company during fiscal 2005; (2) the officer’s overall individual performance in his position and his relative contribution to the Company’s performance during the year; and (3) the desire of the board of directors to retain the executive officer in the face of considerable competition for executive talent within the industry. The board of directors or the compensation committee in the future may modify the foregoing criteria or select other performance factors with respect to bonuses paid to executive officers for any given fiscal year.

Long-term Incentive Compensation.    The Company believes that stock option grants (1) align executive officer interests with stockholder interests by creating a direct link between compensation and stockholder return; (2) give executive officers a significant, long-term interest in the Company’s success; and (3) help retain key executive officers in a competitive market for executive talent.

The 2001 Stock Plan and the 2003 Stock Plan authorize the board of directors, or a committee thereof, to grant stock options to employees and consultants of the Company, including the executive officers. Stock option grants are made from time to time to executive officers whose contributions have or will have a significant impact on the Company’s long-term performance. The Company’s determination of whether stock option grants are appropriate is based upon individual performance measures established for each individual on an annual basis. Options are not necessarily granted to each executive officer during each year. Generally, options granted to executive officers vest as to 25% of the grant on the first anniversary of the date of grant with the remaining options vesting quarterly over the next three years and expire seven years from the date of grant. Details on stock options granted to certain executive officers in 2005 are provided in the table entitled “Option Grants in 2005” contained in this proxy statement.

Compensation of Chief Executive Officer.    The determination by the compensation committee of the remuneration of Mr. Beracha, the Company’s Chief Executive Officer as of December 31, 2005, generally was based upon methods consistent with those used for the other executive officers. The compensation committee considered the following factors in evaluating the performance of, and setting the compensation for, Mr. Beracha: (1) the changes in the net income of the Company from the prior year, (2) the Company’s stock price, (3) his contribution to an enhanced research and development strategy in response to changing market trends, (4) his contribution to the hiring and retention of top management personnel, and (5) the time and effort that Mr. Beracha individually applied in connection with the execution of his duties. The compensation committee believes that the salary and long-term incentive compensation paid to Mr. Beracha for the fiscal year ended December 31, 2005 were appropriate based on the above criteria.

Compensation Policy Regarding Deductibility.    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation’s executive officers. The limitation applies only to compensation which is not considered to be performance-based. The 1991 Employee and Consultant Stock Plan (the “1991 Stock Plan”) and the 2001 Stock Plan are structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under the respective plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. The compensation committee is aware of the limitations imposed by Section 162(m), and the exemptions available therefrom, and will address the issue of deductibility when and if circumstances warrant, and may use such exemptions in addition to the exemption contemplated under the 1991 Stock Plan and the 2001 Stock Plan.

Submitted by the compensation committee:

Zvi Limon

Yair Shamir

Louis Silver

Stock Performance Graph

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by the Company under those statutes, the Stock Performance Graph shall not be deemed filed with the United States Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

The graph below compares the cumulative total stockholder return on our common stock with the cumulative total return on the Standard & Poor’s 500 Index and Standard & Poor’s Information Technology Index. The period shown commences on December 31, 2000 and ends on December 31, 2005, the end of our last fiscal year. The graph assumes an investment of $100 on December 31, 2000, and the reinvestment of any dividends.

Comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of our common stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG DSP GROUP, INC., THE S & P 500 INDEX,

AND THE S & P INFORMATION TECHNOLOGY INDEX

*	$100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright© 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into indemnification agreements with each of our directors and executive officers. Such agreements require us to indemnify such individuals to the fullest extent permitted by Delaware law.

All transactions between us and our officers, directors, principal stockholders and affiliates have been and will be approved by a majority of our board of directors, including a majority of our disinterested, non-employee directors on the board, and have been or will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

PROPOSAL 2:

AMENDMENT AND RESTATEMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN

The Company’s stockholders are being asked to vote on the proposed amendment and restatement of the Company’s 1993 Director Stock Option Director Option Plan (the “Director Option Plan”) to increase the number of shares of common stock of the Company reserved for issuance under the Director Option Plan from 1,130,875 shares to 1,380,875 shares. The purpose of amending and restating the Director Option Plan is to enable the Company to continue to attract and retain talented personnel for service as non-employee directors of the Company by offering them participation in the Director Option Plan.

The board of directors of the Company has approved the proposed amendment and restatement of the Director Option Plan as described above.

Subject to stockholder approval, the Company plans to register the additional 250,000 shares reserved under the Director Option Plan on a Registration Statement on Form S-8.

A general description of the principal terms of the amended and restated Director Option Plan as proposed is set forth below. However, the summary does not purport to be a complete description of all of the provisions of the Director Option Plan. A copy of the Director Option Plan is attached hereto as Exhibit A. Only non-employee directors, currently consisting of Messrs. Limon, Seroussi, Shamir, Silver and Tanguy, are eligible to participate in the Director Option Plan.

General Description.

In November 1993, the board of directors of the Company adopted the Director Option Plan, which was approved by the stockholders in January 1994. A total of 1,130,875 shares are currently reserved for issuance under the Director Option Plan. Options granted under the Director Option Plan are nonstatutory stock options. See “Federal Income Tax Information” below for information concerning the tax treatment of nonstatutory stock options. As of March 1, 2006, options to purchase approximately 575,115 shares of common stock were outstanding under the Director Option Plan, a total of approximately 422,488 options to purchase shares of common stock had been exercised under the Director Option Plan, and approximately 133,272 shares of common stock remained available for issuance thereunder.

Purposes of Director Option Plan.

The purposes of the Director Option Plan are to attract and retain the best available personnel for service as non-employee directors of the Company, to provide additional incentive to the non-employee directors of the Company, and to encourage their continued service on the board of directors.

Administration.

The Director Option Plan is administered by the board of directors, but all grants of options under the Director Option Plan are automatic and nondiscretionary and are made strictly in accordance with the terms of the Director Option Plan.

The Director Option Plan currently provides that each eligible non-employee director is granted an option to purchase 30,000 shares of common stock on the date on which the non-employee director first becomes a director of the Company (the “First Option”). Thereafter, each non-employee director is granted an option to purchase 15,000 additional shares of common stock on January 1 of each year if, on such date, he shall have served on the Company’s board of directors for at least six months (a “Subsequent Option”). In addition, an option to purchase 15,000 shares of common stock is granted on January 1 of each year to each non-employee director for each committee of the board of directors on which he shall have served as a chairperson for at least six months (a “Committee Option”). The board of directors has the authority, in its discretion, to interpret the terms of the Director Option Plan. All decisions, determinations and interpretations of the board of directors are final and binding.

Eligibility.

The Director Option Plan provides that options may be granted only to non-employee directors of the Company.

Stock Options.

Each option granted under the Director Option Plan is to be evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

Exercise of the Options. Any stock option granted under the Director Option Plan shall vest and become exercisable as to one-third of the shares of common stock subject to the option 12 months from the date of grant and shall vest and become exercisable as to an additional one-third of the shares of common stock subject to the option at the end of each 12 month period thereafter. The board of directors may accelerate the unvested portion of any option granted under the Director Option Plan and held by a director whose service to the Company as a director has terminated prior to the option being fully exercisable.

Exercise Price. The exercise price of options granted under the Director Option Plan shall be 100% of the fair market value per share of common stock on the date of grant of the option.

Termination. If a non-employee director ceases to serve as a director of the Company, he may, but only within three (3) months after the date he ceases to be a director, exercise his options as to all or part of the shares as to which he was entitled to exercise at the date of such termination. The board of directors may extend the exercise period of an option held by a director whose term is expiring to any date prior to the option’s expiration date. In no event may an option be exercised after its expiration date.

Disability. If a director is unable to continue his service as a non-employee director with the Company as a result of total and permanent disability, he may exercise, but only within six months from the date of such termination of service as a non-employee director, his options to the extent such options were exercisable at the date of termination. The board of directors may extend the exercise period of an option held by a director whose service to the Company as a director has terminated due to disability. In no event may an option be exercised after its expiration date.

Death. If a director should die during his service to the Company, options may be exercised at any time within twelve months after the date of death by the director’s estate or a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the director continued living and remained in continuous service as a director for six months after the date of death. The board of directors may extend the exercise period of an option held by a director whose service to the Company as a director has terminated due to death. If a director should die within three months after the termination of his service to the Company as a director, the options may be exercised at any time within 12 months after the date of death by the director’s estate or a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that such options were exercisable at the date of termination, provided that the option is exercised no later than its expiration date. The board of directors may extend the exercise period of an option held by a director who dies within three months after the termination of his service to the Company as a director. In no event may an option be exercised after its expiration date.

Term of Options. The term of each option shall be 10 years from the date of the grant.

Nontransferability of Options. An option is not transferable by a director, other than by will or the laws of descent and distribution, and is exercisable during the director’s lifetime only by the director.

Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Director Option Plan as may be determined by the board of directors.

Israeli Option Grant Program. Effective January 1, 2003, stock options may be granted to eligible directors who are residents of Israel pursuant to a certain program under the Director Option Plan. Options granted pursuant to the program are eligible for favorable tax treatment under Israeli tax law. The option grants under the program to eligible directors who are Israeli residents are subject to the general terms of the Director Option Plan.

Adjustments, Dissolutions, Mergers and Asset Sales.

In the event any change, such as a stock split or dividend, is made in the Company’s capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Director Option Plan and the price per share covered by each outstanding option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. However, the board of directors may, in its discretion, make provision for accelerating the exercisability of options outstanding under the Director Option Plan in the event of such a proposed dissolution or liquidation.

In the event of any of the following corporate transactions, each outstanding option under the Director Option Plan automatically shall become fully vested and exercisable immediately prior to the effective date of such corporate transaction:

•	the sale, transfer or other disposition of all or substantially all of the assets of the Company;

•	a merger or consolidation in which the Company is not the surviving entity; or

•	any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

Upon the consummation of any of the foregoing corporate transactions, all outstanding options under the Director Option Plan will terminate and be cancelled, unless the options are assumed by the successor corporation.

In the event of any change in control described below, each outstanding option under the Director Option Plan automatically shall become fully vested and exercisable:

•	the direct or indirect acquisition of 50% or more of the stock of the Company by any individual or entity which a majority of the directors do not recommend the stockholders accept, including a tender offer; or

•	a change in composition of the board of directors over a period of thirty-six months such that a majority of the board members ceases to be comprised of board members who (a) have been board members for a period of at least thirty-six months, or (b) have been board members for less than thirty-six months but were elected or nominated for election as board members by at least a majority of the board members described in clause (a) who were still in office at the time such election or nomination was approved by the board of directors.

In the event of a change in control as described above, all outstanding options shall remain exercisable until the termination of the applicable option term.

Amendment and Termination of the Director Option Plan.

The board of directors may amend the Director Option Plan at any time or from time to time or may terminate the Director Option Plan without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Director Option Plan for which stockholder approval would be required under applicable law, as in effect at the time. In addition, no action by the board of directors or stockholders may alter or impair any option previously granted under the Director Option Plan. The Director Option Plan will terminate in January 2014.

Amended Director Option Plan Benefits.

Each of our non-employee directors receives automatic option grants under our Director Option Plan. The details of such grants are set forth above in the section entitled “Compensation of Directors”. The following table sets forth information with respect to options granted under the Director Option Plan during the fiscal year ended December 31, 2005. The executive group in 2005 consisted of Messrs. Ayalon, Beracha, Edan, Zelnik and Fogel. For purposes of describing the 2005 benefits below, the non-executive director group consisted of Messrs. Limon, Seroussi, Shamir, Silver and Tanguy.

In accordance with the rules of the Securities and Exchange Commission, we are required to disclose options granted under the Director Option Plan to the individuals and groups included in the table below. Please note, however, that the Director Option Plan only provides for grants to non-employee directors (as described above). Therefore, our executives and employees are not eligible to receive grants under the Director Option Plan.

Identity of Group	Options Granted	% of Total Options Granted (1)	Weighted Average Exercise Price Per Share
Eliyahu Ayalon Executive Chairman of the Board	—	—	—
Inon Beracha Chief Executive Officer	—	—	—
Boaz Edan Chief Operating Officer	—	—	—
Moshe Zelnik Chief Financial Officer and Secretary	—	—	—
Eli Fogel Senior Vice President and Chief Technology Officer	—	—	—
Executive Group	—	—	—
Non-Executive Director Group	—	—	—
Non-Executive Employee Group (2)	120,000	100%	$22.33

(1)	Based on a total of 120,000 shares of common stock granted to our non-employee directors under the Director Option Plan during the fiscal year ended December 31, 2005.
(2)	Consisted of (1) a Subsequent Option granted to each of Messrs. Limon, Seroussi, Shamir, Silver and Tanguy, and (2) a Committee Option granted to each of Messrs. Limon, Shamir and Silver.

U.S. Federal Income Tax Information.

The grant of a nonstatutory stock option under the Director Option Plan will not result in any federal income tax consequences to the director or to the Company. Upon exercise of a nonstatutory stock option, the director will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by a director with respect to shares acquired upon exercise of an option. Any gain or loss on the director’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

In the event a nonstatutory stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

The foregoing summary of the U.S. federal income tax consequences of Director Option Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. Reference should be made to the applicable provisions of the U.S. Internal Revenue Code. This summary does not purport to be complete and the summary does not discuss the tax consequences of a director’s death or the income tax laws of any municipality, state or foreign country to which the director may be subject.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present or represented at the annual meeting is required to approve the amendment and restatement of the Director Option Plan. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED

AMENDMENT AND RESTATEMENT OF THE 1993 DIRECTOR STOCK OPTION PLAN

PROPOSAL NO. 3

AMENDMENT AND RESTATEMENT OF THE

1993 EMPLOYEE STOCK PURCHASE PLAN

The Company’s stockholders are being asked to approve an amendment and restatement of the Company’s 1993 Employee Stock Purchase Plan (the “Purchase Plan”). The proposed amendment and restatement of the Purchase Plan will increase the number of shares reserved for issuance under the Purchase Plan from 700,000 shares to 1,000,000 shares.

The purpose of the Purchase Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. Accordingly, the provisions of the Purchase Plan will be construed so as to extend and limit participation in the Purchase Plan in a manner consistent with the requirements of the Code. The Purchase Plan is intended to enable the Company and its subsidiaries to attract and retain the best available personnel, to provide additional incentive to current employees, and to promote the success of the Company’s business. The Board of Directors believes that the Company’s long-term success is dependent upon the ability of the Company and its subsidiaries to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

Subject to stockholder approval, the Company plans to register the additional 300,000 shares reserved under the Purchase Plan on a Registration Statement on Form S-8.

A general description of the principal terms of the Amended and Restated Purchase Plan as proposed is set forth below. However, the summary does not purport to be a complete description of all of the provisions of the Purchase Plan. A copy of the Purchase Plan is attached hereto as Exhibit B.

General Description

The Purchase Plan was adopted by the Company’s board of directors and approved by the Company’s stockholders in 1993. There are currently 700,000 shares of Common Stock reserved for issuance under the Purchase Plan. If the amendment and restatement of the Purchase Plan is approved by the stockholders, the number of shares of Common Stock reserved for issuance under the Purchase Plan will be increased by 300,000 shares from 700,000 shares to 1,000,000 shares. As of March 1, 2006, a total of approximately 674,000 shares have been purchased under the Purchaser Plan, and approximately 26,000 shares of common stock remained available for purchase thereunder.

The number of shares of the Company’s Common Stock reserved for issuance under the Purchase Plan is also subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company.

The Purchase Plan is administered by the Board of Directors, or a committee of the Board as designated by the Board from time to time (the “Plan Administrator”), which has the authority to determine the terms and conditions under which purchase rights are to be granted under the Purchase Plan for any offer period during the term of the Purchase Plan, and to resolve all questions relating to the administration of the plan.

The purpose of the Purchase Plan is to provide employees of the Company who participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 the Code. Employees, including officers, of the Company and its subsidiaries are eligible to participate in the Purchase Plan. Payroll deductions may be up to 10% (in whole percentage increments) of a participant’s compensation. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code, a participant’s payroll deductions may be decreased to zero percent (0%) during any offer period or purchase period.

Any person who is employed by the Company or any subsidiary for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an offer period and subject to certain limitations imposed by Section 423(b) of the Code. Eligible employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the commencement of the applicable offer period. At December 31, 2005, the Company had 291 employees.

The Purchase Plan has consecutive offer periods of 24 months’ duration commencing each January 1 and July 1. The Plan Administrator may alter the duration of the offer periods if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected thereafter. The maximum duration of an offer period is 27 months.

The price per share at which shares are sold under the Purchase Plan is equal to 85% of the fair market value of the Common Stock on the purchase date. The fair market value of the Common Stock on a given date is the closing sale price of the Common Stock on the NASDAQ Stock Market as of such date. The number of shares of Common Stock which may be purchased is subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company. The Company makes no cash contributions to the Purchase Plan, but bears the expenses of administration.

At the beginning of an offer period, each participant will be granted the right to purchase the number of shares determined by dividing up to 10% of the participant’s compensation receivable during the offer period by the applicable purchase price. No employee shall be granted a purchase right under the Purchase Plan (1) if immediately after the grant of the purchase right, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or of a parent or subsidiary of the Company (including stock which may be purchased under the Purchase Plan or issued pursuant to any other options) or (2) which would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the purchase right is granted) in any calendar year. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be carried over to the next purchase period or offer period, whichever applies, or returned to the participant, if the participant withdraws from the Purchase Plan.

A participant may increase or decrease the rate of his or her payroll deduction for the remainder of an offer period by filling out a change of status notice and delivering it to the Company (or its designee). The participant’s subscription agreement (as modified by any change of status notice) will remain in effect for the entire offer period and each subsequent offer period, unless further the participant further modifies his subscription or terminates his participation in the Purchase Plan.

A participant’s interest in a given offer period may be terminated in whole, but not in part, by delivering to the Company a change of status notice which indicates the participant’s withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offer period. Any withdrawal by the participant of accumulated payroll deductions for a given offer period automatically terminates the participant’s interest in that offer period. If a participant withdraws from an offer period, payroll deductions will not resume at the beginning of the succeeding offer period unless the participant delivers to the Company a new subscription agreement.

Upon termination of a participant’s employment relationship, the payroll deductions credited to such participant’s account during the offer period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto, and such participant’s option will be automatically terminated.

No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

In the event any change, such as a stock split or dividend, is made in the Company’s capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Purchase Plan and the price per share covered by each outstanding option. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the offer period then in progress by setting a new exercise date or an earlier date for termination of the offer period (the “New Exercise Date”). If the Plan Administrator shortens the offer period then in progress in lieu of assumption in the event of a sale of assets or merger as described above, the Plan Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the exercise date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the offer period.

Amendment and Termination of the Purchase Plan.

The Plan Administrator may amend the Purchase Plan at any time or from time to time or may terminate the Purchase Plan without approval of the stockholders. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to purchase rights granted to residents therein, the Company will obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to such a degree as required. No action by the Plan Administrator or stockholders may alter or impair any option previously granted under the Purchase Plan without the consent of affected participants, provided that the Purchase Plan or any one or more offer periods may be terminated by the Plan Administrator on any exercise date or by the Plan Administrator establishing a new exercise date with respect to any offer period then in progress if the Plan Administrator determines that the termination of the Purchase Plan or such one or more offer periods is in the best interests of the Company and its stockholders. Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during offer periods, change the length of purchase periods within any offer period, change the length of subsequent offer periods, determine whether subsequent offer periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Purchase Plan. The Purchase Plan will remain in effect until terminated by the Board.

Amended Purchase Plan Benefits.

The benefits to be received by the Company’s employees pursuant to the amended and restated Purchase Plan are not determinable at this time.

The following table sets forth information with respect to purchases under the Purchase Plan during the fiscal year ended December 31, 2005. The executive group in 2005 consisted of Messrs. Ayalon, Beracha, Edan, Zelnik and Fogel. The non-executive director group consisted of Messrs. Limon, Seroussi, Shamir, Silver and Tanguy. Please note, however, that directors, other than our Executive Chairman, Mr. Ayalon, are not allowed to participate in the Purchase Plan.

Identity of Group	Purchases	% of Total Purchases (1)	Weighted Average Purchase Price Per Share
Eliyahu Ayalon Executive Chairman of the Board	1,136	1.54%	18.68
Inon Beracha Chief Executive Officer	913	1.23%	18.89
Boaz Edan Chief Operating Officer	849	1.15%	18.80
Moshe Zelnik Chief Financial Officer and Secretary	656	0.89%	18.79
Eli Fogel Senior Vice President and Chief Technology Officer	791	1.07%	18.80
Executive Group	4,345	5.88%	18.76
Non-Executive Director Group	—	—	—
Non-Executive Employee Group	69,592	94.12%	18.59

(1)	Based on a total of 73,937 shares of common stock purchased under the Purchase Plan during the fiscal year ended December 31, 2005.

Certain Federal Income Tax Information.

The following summarizes the federal income tax consequences of participation under the Purchase Plan and certain tax effects to the Company based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences which may vary with, or are contingent on, a participant’s individual circumstances. Each participant in the Purchase Plan is strongly urged to consult with his or her tax advisor regarding participation in the Purchase Plan.

The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the purchase right or purchase of shares. Amounts deducted from a participant’s pay under the Purchase Plan are part of the employee’s regular compensation and remain subject to federal, state and local income and employment withholding taxes.

Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the participant’s holding period. If the shares have been held by the participant for more than two years after the date of grant of the purchase right and for more than one year from the purchase date of the shares, the participant will realize no ordinary income in the year of the disposition. If the shares are disposed of before the expiration of the 2-year and 1-year holding periods described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income. This amount of ordinary income will be added to a participant’s basis in the shares and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period.

There is no income or employment tax withholding required upon the purchase or disposition of the shares by a participant.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from date of grant of the purchase right or within one year of the date of purchase (subject to the requirements of reasonableness). The Company is required to report to the United States Internal Revenue Service any ordinary income recognized by a participant as a result of a disposition if such information is available to the Company.

Required Vote

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present or represented at the annual meeting is required to approve the amendment and restatement of the Purchase Plan. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED

AMENDMENT AND RESTATEMENT OF THE 1993 EMPLOYEE PURCHASE PLAN

PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Audit Committee has selected Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as our auditors for the current fiscal year, subject to ratification by our stockholders at the annual meeting. We expect a representative of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) to be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) as our independent accountants. However, the Audit Committee of the Board of Directors is submitting the selection of Kost Forer Gabbay & Kasierer (a member of Ernst & Young Global) to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

In connection with the audit of the 2005 financial statements, we entered into an engagement agreement with Kost, Forer, Gabbay & Kasierer which set forth the terms by which Kost, Forer, Gabbay & Kasierer will perform audit services for us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the annual meeting is required to approve the ratification of the selection of Kost, Forer, Gabbay & Kasierer as our independent auditors for fiscal year 2006. Abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF

THE SELECTION OF KOST, FORER, GABBAY AND KASIERER.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, or the Exchange Act of 1934, that might incorporate future filings, including this proxy statement, with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. Additionally, the audit committee must approve all audit and non-audit services performed by the Company’s independent auditors. Furthermore, the audit committee is responsible for reviewing and evaluating the Company’s accounting principles and the Company’s system of internal accounting controls. Management is responsible for the financial reporting process, including the system of internal controls and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants, Kost, Forer, Gabbay & Kasierer, a member of Ernst & Young Global, are responsible for auditing those financial statements. However, the members of the audit committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. The audit committee relies, without independent verification, on the information provided to the committee and on the representations made by management and the independent accountants.

The audit committee hereby reports as follows:

1.	The audit committee has reviewed and discussed the audited financial statements with the Company’s management and Kost, Forer, Gabbay & Kasierer, the Company’s independent auditors.

2.	The audit committee has discussed with Kost, Forer, Gabbay & Kasierer (a) their judgments as to the quality of the Company’s accounting policies, and (b) the matters required to be discussed with the committee under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

3.	The audit committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors.

4.	The audit committee discussed with the Company’s senior management, Kost, Forer, Gabbay & Kasierer and internal auditors the process used for the Company’s Chief Executive Officer and Chief Financial Officer to make the certifications required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 in connection with the Annual Report on Form 10-K and other periodic filings with the Commission.

5.	The audit committee has received the written disclosures and the letter from Kost, Forer, Gabbay & Kasierer required by Independence Standards Board Standard No. 1 (Independence Discussions with audit committees). The audit committee considered whether the audit and non-audit services provided by Kost, Forer, Gabbay & Kasierer were compatible with maintaining its independence from the Company. Based on discussions with Kost, Forer, Gabbay & Kasierer, the audit committee determined that the audit and non-audit services provided to the Company by Kost, Forer, Gabbay & Kasierer were compatible with maintaining the independence of Kost, Forer, Gabbay & Kasierer.

6.	Based on the reviews and discussions referred to in paragraphs (1) through (5) above, the audit committee recommended to the Company’s board of directors, and the board approved, the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, that was filed with the Securities and Exchange Commission on March 16, 2006.

7.	The audit committee has also recommended the selection of Kost, Forer, Gabbay & Kasierer and, based on the committee’s recommendation, the board of directors has selected Kost, Forer, Gabbay & Kasierer as the Company’s independent auditors for the fiscal year ending December 31, 2006, subject to stockholder ratification.

Submitted by the audit committee:

Zvi Limon

Yair Seroussi

Yair Shamir

Patrick Tanguy

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

Kost, Forer, Gabbay & Kasierer performed services for us in fiscal 2004 and 2005 related to financial statement audit work, quarterly reviews, Forms S-8 reviews, tax services, special projects and other ongoing consulting projects. Fees paid to Kost, Forer, Gabbay & Kasierer in fiscal 2004 and 2005 were as follows:

	2004	2005
Audit Fees (1)	$147,000	$172,000
Audit-Related Fees (2)	$18,000	$16,000
Tax Fees (3)	$103,000	$31,000
All Other Fees (4)	$3,000	$7,000

(1)	Audit fees represent fees for the audit of consolidated financial statements for the fiscal year ended December 31, 2005 and the review of financial statements included in our quarterly reports on Form 10-Q.
(2)	Audit-related fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, advice on accounting matters that arose during the provision of the audit services.
(3)	Tax fees represent fees for professional services provided in connection with the preparation of our federal and state tax returns and advisory services for other tax compliance matters.
(4)	All other fees represent fees for professional services associated with the approved enterprise status of our Israeli subsidiary.

The audit committee approved 100% of the above set forth fees in 2004 and 2005.

Audit and Non-Audit Services Pre-Approval Policy

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by Kost, Forer, Gabbay & Kasierer, our independent auditors, must be approved in advance by the audit committee to assure that such services do not impair the auditors’ independence from the company. In January 2004, the audit committee adopted an audit and non-audit services pre-approval policy which sets forth the procedures and conditions pursuant to which audit and non-audit services to be performed by the independent auditors are to be pre-approved. Pursuant to the policy, certain services or category of services described in detail in the policy may be pre-approved generally on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of audit services, audit-related services, tax services and other services. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent auditors. The audit committee may also pre-approve particular services on a case-by-case basis. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the audit committee prior to being performed. The audit committee may delegate authority to pre-approve audit and non-audit services to any member of the audit committee, but may not delegate such authority to management. Our independent auditors and Director of Finance are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with the pre-approval policy and the fees for the services performed to date.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Brought Before an Annual Meeting and Considered for Inclusion in our Proxy Materials.    Pursuant to Rule 14a-8 under the Exchange Act and the Company’s bylaws, stockholder proposals intended for consideration by the Company for presentation and inclusion in its proxy materials for the annual meeting of stockholders to be held in 2006 must be received by Moshe Zelnik, Secretary, DSP Group, Inc., 3120 Scott Boulevard, Santa Clara, California 95054, no later than December 7, 2006 in order to be considered for inclusion in our proxy materials for that meeting.

Discretionary Authority.    The proxies to be solicited by our board of directors for the 2007 annual meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at such annual meeting if we fail to receive notice of such stockholder’s proposal for the meeting by February 24, 2007.

OTHER MATTERS

Annual Report

Our annual report for the fiscal year ended December 31, 2005 has been mailed concurrently with the mailing of these proxy materials to all stockholders entitled to notice of, and to vote at, the annual meeting.

Form 10-K

Our annual report on Form 10-K for the fiscal year ended December 31, 2005 is included in the annual report for the fiscal year ended December 31, 2005, which is mailed concurrently with the mailing of these proxy materials. Upon written request to our Secretary, Moshe Zelnik, at the address of our principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Householding of Annual Meeting Materials

In December 2000, the Securities and Exchange Commission adopted new rules that permit us to send a single set of annual reports and proxy statements to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. Upon written request to our Secretary, Moshe Zelnik, at the address of our principal executive offices, you may revoke your decision to household, and we will deliver a separate copy of the annual report or proxy statement, as applicable, to you at the shared address within 30 days of your request.

A number of brokerage firms have already instituted householding. If your family has multiple accounts of our stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports.

Other Matters

Our board of directors knows of no other business which will be presented at the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the proxy holders.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Eliyahu Ayalon
Eliyahu Ayalon
Chief Executive Officer

March 30, 2006

Santa Clara, California

Exhibit A

DSP GROUP, INC.

1993 DIRECTOR STOCK OPTION PLAN

(Amended and Restated July 19, 1999)

(Amended and Restated July 18, 2001)

(Amended and Restated April 4, 2002)

(Amended and Restated November 25, 2002)

(Amended and Restated January 22, 2003)

(Amended and Restated March 12, 2003)

(Amended and Restated May 5, 2004)

(Amended and Restated March 28, 2006)

1. Purposes of the Plan. The purposes of this Director Stock Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be “nonstatutory stock options.”

2. Definitions. As used herein, the following definitions shall apply:

a. “Board” shall mean the Board of Directors of the Company.

b. “Code” shall mean the Internal Revenue Code of 1986, as amended.

c. “Common Stock” shall mean the Common Stock of the Company.

d. “Company” shall mean DSP Group, Inc., a Delaware corporation.

e. “Continuous Status as a Director” shall mean the absence of any interruption or termination of service as a Director.

f. “Director” shall mean a member of the Board.

g. “Effective Date” shall have the meaning as set forth in Section 6 below.

h. “Employee” shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of either company. The payment of a Director’s fee by the Company or any Parent or Subsidiary of either company shall not be sufficient in and of itself to constitute “employment” by the Company.

i. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

j. “First Option” shall have the meaning as set forth in Section 4.b.ii. below.

k. “Option” shall mean a stock option granted pursuant to the Plan.

l. “Optioned Stock” shall mean the Common Stock subject to an Option.

m. “Optionee” shall mean an Outside Director who receives an Option.

n. “Outside Director” shall mean a Director who is not an Employee.

o. “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

p. “Plan” shall mean this 1993 Director Stock Option Plan.

q. “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

r. “Spin-off Transaction” means a distribution by the Company to its stockholders of all or any portion of the securities of any Subsidiary of the Company.

s. “Subsequent Option” shall have the meaning as set forth in Section 4.b.iii. below.

t. “Subsidiary” shall mean a “Subsidiary Corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

u. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 126-2 promulgated under the Exchange Act.

v. “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

w. “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

x. “Corporate Transaction” means any of the following stockholder-approved transactions to which the Company is a party:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,380,875 Shares (the “Pool”) of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

Initially, 175,000 Shares were reserved for issuance under the Plan. In June 1999, the Plan was amended and restated to increase the number of Shares reserved for issuance under the Plan by 100,000 shares for a total reserve of 275,000 Shares. In March 2000, the Company effected a two-for-one split of the Company’s common stock thereby increasing the number of Shares reserved for issuance under the Plan to 550,000 Shares. In June 2002, the Plan was amended and restated to increase the number of Shares reserved for issuance under the Plan by 200,000 Shares for a total reserve of 750,000 Shares. As a result of the Company’s distribution of all (or substantially all) of the shares of capital stock of Ceva, Inc. in November 2002, the number of shares reserved for issuance under the Plan was adjusted so that 890,875 Shares are available for issuance under the Plan. In January 2003, the Plan was again amended and restated to increase the number of Shares reserved for issuance under the Plan by 240,000 Shares for a total reserve of 1,130,875 Shares. In March 2006, the Plan was again amended and restated to increase the number of Shares reserved for issuance under the Plan by 250,000 Shares for a total reserve of 1,380,875 Shares.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

4. Administration of and Grants of Options under the Plan.

a. Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

b. Procedure for Grants. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

i) No person shall have any discretion to select which Outside Directors of the Company shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors of the Company.

ii) Each person who is an Outside Director of the Company on the Effective Date of this Plan shall be automatically granted an Option to purchase 30,000 Shares (the “First Option”) on the Effective Date of this Plan, as determined in accordance with Section 6 hereof. Each Outside Director who becomes a member of the Board after the Effective Date but prior to January 21, 2003 shall be automatically granted an Option to purchase 30,000 Shares (also a “First Option”) on the date on which such person first becomes an Outside Director of the Company, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. Each Outside Director who becomes a member of the Board after January 21, 2003 shall be automatically granted an Option to purchase 60,000 Shares (also a “First Option”) on the date on which such person first becomes an Outside Director of the Company, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy. Each Outside Director who becomes a member of the Board after May 5, 2004 shall be shall be automatically granted an Option to purchase 30,000 Shares (also a “First Option”) on the date on which such person first becomes an Outside Director of the Company, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

iii) From January 1, 1997 through December 31, 2003, each Outside Director of the Company shall be automatically granted (i) an Option to purchase 10,000 Shares (a “Subsequent Option”), on January 1 of each year, if on such date, he or she shall have served on the Board for at least six (6) months and (ii) an Option to purchase 10,000 Shares (a “Committee Option”), on January 1 of each year, for each committee of the Board on which he or she shall have served as the chairperson for at least six (6) months on such date. From January 1, 2004 to December 31, 2004, each Outside Director of the Company shall be automatically granted (i) an Option to purchase 20,000 Shares (also a “Subsequent Option”), on January 1 of each year, if on such date, he or she shall have served on the Board for at least six (6) months and (ii) an Option to purchase 20,000 Shares (also a “Committee Option”), on January 1 of each year, for each committee of the Board on which he or she shall have served as the chairperson for at least six (6) months on such date. Beginning on January 1, 2005, each Outside Director of the Company shall be automatically granted (i) an Option to purchase 15,000 Shares (also a “Subsequent Option”), on January 1 of each year, if on such date, he or she shall have served on the Board for at least six (6) months and (ii) an Option to purchase 15,000 Shares (also a “Committee Option”), on January 1 of each year, for each committee of the Board on which he or she shall have served as the chairperson for at least six (6) months on such date.

iv) Notwithstanding the provisions of subsections ii) and iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options, plus the number of shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of grants to be made on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

v) Notwithstanding the provisions of subsections ii) and iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall have their exercisability conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

vi) The terms of any Option granted hereunder shall be as follows:

a) The Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

b) The exercise price per Share shall be 100% of the fair market value (as defined in Section 8.b. hereunder) per Share on the date of grant of the Option.

c) The Option shall vest and become exercisable as to one-third of the Shares subject to the Option on the first anniversary of the date of grant of the Option, and shall vest and become exercisable as to one-third of the Shares subject to the Option at the end of each twelve-month period thereafter, subject to the provisions set forth in Section 9, below.

d) The Board may accelerate the unvested portion of any Option granted under the Plan held by any Director whose Continuous Status as Director terminates for any reason prior to the Option being fully exercisable.

c. Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8.b. of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8.a. of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

d. Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. Eligibility. Options may be granted only to Outside Directors of the Company. All Options shall be automatically granted in accordance with the terms set forth in Section 4.b. hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

The Plan shall not confer upon an Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. Term of Plan; Effective Date. The Plan shall become effective on the date on which the Company’s registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission (the “Effective Date”). It shall continue in effect for a term of twenty (20) years, unless sooner terminated under Section 13 of the Plan, subject to the limitations set forth in this Plan.

7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof.

8. Exercise Price and Consideration.

a. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

b. Fair Market Value. The fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation (“NASDAQ”) System) or, in the event that the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal; provided, however, that if such market or exchange is closed on the date of the grant of the Option then the fair market value per Share shall be based on the most recent date on which such trading occurred immediately prior to the date of the grant of the Option; provided, further, that for purposes of First Options granted on the Effective Date, the fair market value per share shall be the initial public offering price as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended.

c. Form of Consideration. The consideration to be paid for the Share to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), delivery of a properly executed exercise notice, together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the funds required to pay the exercise price, or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

9. Exercise of Option.

a. Procedure for Exercise: Rights as a Stockholder. An Option granted hereunder shall be exercisable at such times as are set forth in Section 4.b. hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 17 hereof has been obtained.

An option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8.c. of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

b. Termination of Status as a Director. If an Outside Director ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination Option’s expiration date. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. The Board may extend the exercise period of an Option held by a Director whose term is expiring to any date prior to the Option’s expiration date. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

c. Disability of Optionee. Notwithstanding the provisions of Section 9.b. above, in the event a Director is unable to continue his or her service as a Director as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. The Board may extend the exercise period of an Option held by a Director whose Continuous Status as Director terminates as a result of his or her total and permanent disability. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

d. Death of Optionee. In the event of the death of an Optionee:

i) during the term of the Option who is, at the time of his or her death, a Director and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months after the date of death. The Board may extend the exercise period of an Option held by a Director whose Continuous Status as Director terminates as a result of his or her death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

ii) within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. The Board may extend the exercise period of an Option held by a Director who dies within three (3) months after the termination of Continuous Status as a Director. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

10. Nontransferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted under this Section.

11. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

a. Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for an increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or prices of Shares subject to an Option. Notwithstanding any terms of the Plan to the contrary, in the event of a Spin-off Transaction, the Board may in its discretion and without stockholder approval make such adjustments and take such other action as it deems appropriate with respect to outstanding Options under the Plan, including but not limited to adjustments to the number and kind of shares, the price per share and the vesting periods of outstanding Options or the substitution, exchange or grant of Options to purchase securities of the Subsidiary; provided that the Board shall not be obligated to make any such adjustments or take any such action hereunder.

b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

c. Merger or Asset Sale. In the event of a Corporate Transaction, each Option which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction, for all of the Shares at the time represented by such Option. Effective upon the consummation of the Corporate Transaction, all outstanding Options under the Plan shall terminate unless assumed by the successor company or its Parent. In the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Option which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Options. Each such Option shall remain exercisable until the expiration or sooner termination of the applicable Option term.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4.b. hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan.

a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. In addition, the approval of the stockholders is required for any Plan amendment which would permit decreasing the exercise price of any Option outstanding under the Plan, subject to Section 11(a). Further, the approval of the Company’s stockholders is required for any Plan amendment which would change any of the provisions of this Section 13(a). For purposes of this Section, approval of the stockholders means, except as provided by applicable law or regulation, approval by the holders of a majority of the Shares of Common Stock of the Company present or represented by proxy (and entitled to vote) at a meeting of the Company’s stockholders.

b. Effect of Amendment or Termination. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such

Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

16. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

17. Plan Approval. The Plan was adopted by the Board on November 29, 1993 and adopted by the stockholders of the Company in January 10, 1994. The Plan was subsequently amended and restated, as approved by the Company’s stockholders in May 1996. In June 1999, the Board adopted and approved an amendment and restatement of the Plan to increase the number of shares of common stock reserved for issuance under the Plan, which amendment was approved by the Company’s stockholders. In July 2001, the Board adopted and approved an amendment and restatement of the Plan to amend various terms of the Plan in anticipation of the distribution of all (or substantially all) of the shares of capital stock of Ceva, Inc., a Delaware corporation and a wholly-owned subsidiary, held by the Company to the stockholders of the Company. In April 2002, the Board adopted and approved an amendment and restatement of the Plan to increase the number of shares of common stock reserved for issuance under the Plan and the term of the Plan, which amendments were approved by the Company’s stockholders. In November 2002, the Board adopted and approved an amendment and restatement of the Plan to include an appendix to the Plan designed to comply with changes in Israeli tax law effective January 1, 2003, which amendment did not require approval by the Company’s stockholders. Subject to stockholder approval, the Board further adopted and approved in January 2003 an amendment and restatement of the Plan to (a) increase the number of shares of Common Stock reserved for issuance under the Plan, (b) increase the number of shares subject to each First Option, Subsequent Option and Committee Option (which increases shall be effective on a prospective basis) and (c) amend certain other administrative terms of the Plan. In March 2003, the Board adopted and approved an amendment and restatement of the Plan to amend the appendix to the Plan in order to comply with further changes in Israeli tax law which amendment did not require approval by the Company’s stockholders. In May 2004, the Board adopted and approved an amendment and restatement of the Plan to decrease the number of shares subject to each First Option, Subsequent Option and Committee Option on a prospective basis, which amendment did not require approval by the Company’s stockholders. Subject to stockholder approval, the Board adopted and approved in March 2006 an amendment and restatement of the Plan to increase the number of Shares reserved for issuance under the Plan.

DSP GROUP, INC. 1993 DIRECTOR STOCK OPTION PLAN

APPENDIX A—ISRAEL

1.	GENERAL

1.1	This appendix (the “Appendix”) shall apply only to Grantees who are residents of the state of Israel or those who are deemed to be residents of the state of Israel for the payment of tax. The provisions specified hereunder shall form an integral part of the 1993 Director Stock Option Plan (hereinafter: the “Plan”), which applies to the issuance of options to purchase Common Stock of DSP Group Inc. (hereinafter: the “Company”).

1.2	This Appendix is effective with respect to Options granted as of January 1, 2003 and shall comply with Amendment no. 132 of the Israeli Tax Ordinance.

1.3	This Appendix is to be read as a continuation of the Plan and only modifies Options granted to Israeli Grantees so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Grantees.

1.4	The Plan and this Appendix are complimentary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail.

1.5	Any capitalized term not specifically defined in this Appendix shall be construed according to the defined meaning given to it in the Plan.

2.	DEFINITIONS

2.1	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

2.2	“Approved 102 Option” means an Option granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Grantee.

2.3	“Capital Gain Option (CGO)” means an Approved 102 Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4	“Controlling Stockholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.5	“Director” means a member of the Board, but excluding any Controlling Stockholder.

2.6	“ITA” means the Israeli Tax Authorities.

2.7	“Ordinary Income Option (OIO)” means an Approved 102 Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.8	“Option” means an option to purchase one or more shares of Common Stock of the Company pursuant to the Plan.

2.9	“102 Option” means any Option granted to Directors pursuant to Section 102 of the Ordinance.

2.10	“3(i) Option” means an Option granted pursuant to Section 3(i) of the Ordinance to any person who is a Non-Employee.

2.11	“Ordinance” means the 1961 Israeli Income Tax Ordinance [New Version] 1961 as now in effect or as hereafter amended.

2.12	“Section 102” means section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.13	“Trustee” means any individual appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.14	“Unapproved 102 Option” means an Option granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.	ISSUANCE OF OPTIONS

3.1	The persons eligible for participation in the Plan as Grantees shall be Directors of the Company or of any Affiliate; provided, however, that (i) Directors who are not Controlling Stockholders may only be granted 102 Options; and (ii) Directors who are Controlling Stockholders may only be granted 3(i) Options.

3.2	The Company may designate Options granted to Directors pursuant to Section 102 as Unapproved 102 Options or Approved 102 Options.

3.3	The grant of Approved 102 Options shall be made under this Appendix adopted by the Board, and shall be conditioned upon the approval of this Appendix by the ITA.

3.4	Approved 102 Options may either be classified as Capital Gain Options (“CGOs”) or Ordinary Income Options (“OIOs”).

3.5	No Approved 102 Options may be granted under this Appendix to any eligible Director, unless and until, the Company’s election of the type of Approved 102 Options as CGI or OIO granted to Directors (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning the first grant date of an Approved 102 Option under this Appendix and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Options. The Election shall obligate the Company to grant only the type of Approved 102 Option it has elected, and shall apply to all Grantees who were granted Approved 102 Options during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Options simultaneously.

3.6	All Approved 102 Options must be held in trust by a Trustee, as described in Section 4 below.

3.7	For the avoidance of doubt, the designation of Unapproved 102 Options and Approved 102 Options shall be subject to the terms and conditions set forth in Section 102.

3.8	With respect to Unapproved 102 Option, if the Optionee ceases to be employed by the Company or any Affiliate, the Optionee shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

4.	TRUSTEE

4.1	Approved 102 Options which shall be granted under this Appendix and/or any Common Stock allocated or issued upon exercise of such Approved 102 Options and/or other Common Stock received subsequently following any realization of rights, including bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Grantees for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”). In the case the requirements for Approved 102 Options are not met, then the Approved 102 Options shall be regarded as Unapproved 102 Options, all in accordance with the provisions of Section 102.

4.2	Notwithstanding anything to the contrary, the Trustee shall not release any Common Stock allocated or issued upon exercise of Approved 102 Options prior to the full payment of the Grantee ‘s tax liabilities arising from Approved 102 Options which were granted to him and/or any Common Stock allocated or issued upon exercise of such Options.

4.3	Upon receipt of Approved 102 Options, the Grantee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Option or Common Stock granted to him thereunder.

4.4	With respect to any Approved 102 Option, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, an Optionee shall not sell or release from trust any Share received upon the exercise of an Approved 102 Option and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Optionee.

5.	THE OPTIONS

The terms and conditions upon which the Options shall be issued and exercised, shall be as specified in the Award Agreement to be executed pursuant to the Plan and to this Appendix. Each Award Agreement shall state, inter alia, the number of Common Stock to which the Option relates, the type of Option granted thereunder (whether a CGI, OIO, Unapproved 102 Option or a 3(i) Option), the vesting provisions and the exercise price.

6.	FAIR MARKET VALUE FOR TAX PURPOSES

Solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant the Company’s Common Stock is listed on any established stock exchange or a national market system or if the Company’s Common Stock will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Common Stock at the date of grant shall be determined in accordance with the average value of the Company’s common stock on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.	EXERCISE OF OPTIONS

Options shall be exercised in accordance with the provisions of Section 9 of the Plan and when applicable, in accordance with the requirements of Section 102.

8.	ASSIGNABILITY AND SALE OF OPTIONS

8.1	Notwithstanding any other provision of the Plan, no Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Grantee each and all of such Grantee’s rights to purchase Common Stock hereunder shall be exercisable only by the Grantee.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

8.2	As long as Options or Common Stock purchased pursuant to thereto are held by the Trustee on behalf of the Grantee, all rights of the Grantee over the Common Stock are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

9.1	With regards to Approved 102 Options, the provisions of the Plan and/or the Appendix and/or the Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Appendix and of the Award Agreement.

9.2	Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Award Agreement, shall be considered binding upon the Company and the Grantees.

10.	DIVIDEND

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by the Trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company’s incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102 and the rules, regulations or orders promulgated thereunder.

11.	TAX CONSEQUENCES

11.1	Any tax consequences arising from the grant or exercise of any Option, from the payment for Common Stock covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Grantee shall agree to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.

11.2	The Company and/or, when applicable, the Trustee shall not be required to release any common stock certificate to an Grantee until all required payments have been fully made.

12.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to this Appendix.

Exhibit B

DSP GROUP, INC.

1993 EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated effective January 1, 2004 and March 28, 2006)

The following constitute the provisions of the 1993 Employee Stock Purchase Plan of DSP Group, Inc.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean DSP Group, Inc., a Delaware corporation.

(e) “Compensation” shall mean all base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

(f) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(g) “Employee” shall mean any individual who is an Employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(h) “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(i) “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(j) “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed an any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), an quoted an such exchange (or the exchange with the greatest volume of trading in Common stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair market value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source an the Board dooms reliable, or;

(3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(4) For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value of the Common Stock shall be the Price to Public as set forth in the final prospectus filed with the Securities and Exchange Commission pursuant to Rule 424 under the securities Act of 1933, as amended.

(k) “Offering Period” shall mean the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 and July 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later, except that the first Offering Period shall be an extended Offering Period of approximately twenty-five months, commencing with the date on which the Company’s registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and ending on the last Trading Day in the period ending December 31, 1995. The second Offering Period under the Plan shall commence with the first Trading Day on or after July 1, 1994. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(l) “Plan” shall mean this Employee Stock Purchase Plan.

(m) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(n) “Purchase Period” shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date; provided, however, that the first Purchase Period of the first Offering Period under the Plan shall commence with the date on which the Company’s registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange Commission and end on the last Trading Day occurring in the period ending June 30, 1994.

(o) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(p) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a subsidiary.

(q) “Trading Day” shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

3. Eligibility.

(a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b) Any Provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date an the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof; provided, however, that the first Offering Period under the Plan shall be an extended Offering Period of approximately twenty-five months, commencing with the first Trading Day on or after the date on which the Company’s registration statement on Form S-1 (or any successor form thereof) is declared effective by the Securities and Exchange commission and ending on the last Trading Day in the period ending December 31, 1995. The second Offering Period under the Plan shall commence with the first Trading Day on or after July 1, 1994. The Board shall have the power to change the duration of Offering Periods (including the commencement and termination dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

(b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant’s Compensation during said Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be credited withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423 (b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the “Current Purchase Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s cooperation the amount necessary for the Company to most applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase period more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company’s Common Stock on the Enrollment Date; and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10. Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) Upon a participant’s ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12. Stock.

(a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 1,000,000 shares (which share number has been adjusted in consideration of the stock split that occurred in 2002), subject to further adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13. Administration.

(a) Administrative Body. The plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

(1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

(2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

(b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule 16b-3.

14. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares tinder the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statement will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of common stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock and the sale of assets or merger.

19. Amendment or Termination.

(a) The Board of Directors of the Company may at any time and for any reason suspend, terminate or amend the Plan. Except as provided in Section 18 and this Section 19, no such termination may affect options previously granted, provided that the Plan or any one or more Offering Periods may be terminated by the Board (or its committee) on any Exercise Date or by the Board (or its committee) establishing a new Exercise Date with respect to any Offering Period and/or any Purchase Period then in progress if the Board (or its committee) determines that the termination of the Plan or such one or more Offering Periods is in the best interests of the Company and its shareholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of the affected participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offering Periods, change the length of Purchase Periods within any Offering Period, determine the length of any future Offering Period, determine whether future Offering Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable and which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect until terminated under Section 19 hereof.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

25. Plan Approval. The Plan was initially approved by the Board and the shareholders of the Company in the year 1993. Effective January 1, 2004, the Board approved an amendment and restatement of the Plan to extend the term of the Plan, which amendment and restatement was not subject to shareholder approval. In March 28, 2006, the Board approved an amendment and restatement of the Plan to increase the number of shares reserved for issuance under the Plan from 700,000 to 1,000,000 Shares, which amendment and restatement is subject to shareholder approval.

EXHIBIT A

DSP GROUP, INC.

1993 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Enrollment Date:
Change in Payroll Deduction Rate
Change of Beneficiary(ies)

1.	hereby elects to Participate in the DSP Group, Inc. 1993 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (not to exceed 20%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete “DSP Group, Inc. 1993 Employee Stock Purchase Plan.” I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the term of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only): .

6.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid far the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:    (Please print)

(First)	(Middle) (Last)

Relationship

(Address)

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

EXHIBIT B

DSP GROUP, INC.

1993 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the DSP Group, Inc. 1993 Employee Stock Purchase Plan which began on                                                  ,            (the “Enrollment Date”) hereby notifies the company that he or she hereby withdraws from the Offering Period. He or she directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF DSP GROUP, INC.

FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of DSP GROUP, INC., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 30, 2006, the Company’s Annual Report for the year ended December 31, 2005 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and hereby appoints Eliyahu Ayalon and Moshe Zelnik, or either of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 24, 2006, at 9:00 a.m., local time, at the Company’s Israeli offices at 5 Shenkar Street, Herzeliya 46129 Israel, and at any postponement or adjournment thereof, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR (1) THE ELECTION OF THE CLASS III DIRECTOR, (2) THE INCREASE OF 250,000 SHARES UNDER THE 1993 DIRECTOR STOCK OPTION PLAN, (3) THE INCREASE OF 300,000 SHARES UNDER THE 1993 EMPLOYEE STOCK PURCHASE PLAN, AND (4) THE RATIFICATION OF THE SELECTION OF KOST, FORER, GABBAY & KASIERER AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1. ELECTION OF THE DIRECTORS:

FOR the nominee listed below (except as indicated)	WITHHOLD AUTHORITY to vote for the nominee listed below

If you wish to withhold authority to vote for the following nominee, strike a line through such nominee’s name listed below.

Patrick Tanguy

2. PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE 1993 DIRECTOR STOCK OPTION PLAN BY 250,000 SHARES:

_________	FOR	_________	AGAINST	_________	ABSTAIN

3. PROPOSAL TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE 1993 EMPLOYEE PURCHASE PLAN BY 300,000 SHARES:

_________	FOR	_________	AGAINST	_________	ABSTAIN

4. PROPOSAL TO RATIFY THE SELECTION OF KOST, FORER, GABBAY & KASIERER AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2006:

_________	FOR	_________	AGAINST	_________	ABSTAIN

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

DATED: , 2006

(Signature)

(Signature)

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.